Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of March 6, 2012 (this "Amendment No. 1"), by and among VALEANT PHARMACEUTICALS INTERNATIONAL, INC., a corporation continued under the federal laws of Canada ("Borrower"), Goldman Sachs Lending Partners LLC, as Administrative Agent ("Administrative Agent") and Collateral Agent under the Credit Agreement (as defined below), and the Requisite Lenders.
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent, the Guarantors party thereto from time to time and each lender from time to time party thereto (the "Lenders") have entered into a Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012 (the "Credit Agreement") (capitalized terms not otherwise defined in this Amendment No. 1 have the same meanings as specified in the Credit Agreement);
WHEREAS, on the date hereof, the Borrower, the Administrative Agent and the Requisite Lenders (as defined in the Credit Agreement) desire to amend the Credit Agreement as described in this Amendment No. 1;
WHEREAS, pursuant to Section 10.5 of the Credit Agreement, the consent of the Requisite Lenders (as defined in the Credit Agreement) is required for the effectiveness of this Amendment No. 1; and
WHEREAS, the Administrative Agent, the Collateral Agent, the Borrower and the other Lenders signatory hereto are willing to so agree, subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendment.
The Credit Agreement is hereby amended by:
(a)    deleting the language of Section 5.1(a) and replacing it in the entirety with the following:
"Within 45 days after the end of each Fiscal Quarter of each Fiscal Year (other than the fourth Fiscal Quarter of any such Fiscal Year), commencing with the Fiscal Quarter ending September 30, 2011, the consolidated balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and cash flows of Borrower and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal

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Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, commencing with the first Fiscal Quarter for which such corresponding figures are available, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto;"; and
(b)    deleting from Schedule 5.15 Canadian Post-Closing Matters to the Credit Agreement the requirement that the Borrower deliver Share Certificates and associated transfer powers representing all of the outstanding shares of fX Life Sciences GmbH.
SECTION 2.    Effectiveness. This Amendment No. 1 shall become effective on and as of the date (such date the "Effective Date") on which this Amendment No. 1 shall have been executed and delivered by (A) the Borrower, (B) Lenders constituting the Requisite Lenders under Section 10.5 of the Credit Agreement, and (C) the Administrative Agent.
SECTION 3.    Amendment, Modification and Waiver.
This Amendment No. 1 may not be amended, modified or waived except in accordance with Section 10.5 of the Credit Agreement.
SECTION 4.    Reference to and Effect on the Credit Agreement and the Credit Documents.
On and after the Effective Date, each reference in the Credit Agreement or any other Credit Document to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1.
SECTION 5.    Entire Agreement.
This Amendment No. 1, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment No. 1 is a Credit Document.
SECTION 6.    Governing Law.
THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.15 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT NO. 1 AND SHALL APPLY HERETO.
SECTION 7.    Severability.

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In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 8.    Counterparts.
This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Amendment No. 1 by facsimile transmission or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment No. 1.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment No. 1 as of the date first written above.
VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
By:        /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: President & Chief Operating Officer

GOLDMAN SACHS LENDING PARTNERS LLC, individually as Administrative Agent and Collateral Agent
By:        /s/ Douglas Tansey
    Name: Douglas Tansey
    Title: Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender
By:        /s/ Michelle Latzoni
    Name: Michelle Latzoni
    Title: Authorized Signatory

JPMorgan Chase Bank, N A Toronto branch,
as a Lender
By:        /s/ Deborah Booth
    Name: Deborah Booth
    Title: Vice President

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By:        /s/ Robert LaPorte
    Name: Robert LaPorte
    Title: Vice President

Royal Bank of Canada,
as a Lender
By:        /s/ Dean Sas
    Name: Dean Sas
    Title: Authorized Signatory

Export Development Canada,
as a Lender
By:        /s/ Trevor Mulligan
    Name: Trevor Mulligan
    Title: Asset Mana
By:        /s/ Chris Wilson
    Name: Chris Wilson
    Title: Asset Manager

DNB Bank ASA,
as a Lender
By:        /s/ Thomas Tangen
    Name: Thomas Tangen
    Title: Senior Vice President
By:        /s/ Pal Boger
    Name: Pal Boger
    Title: Vice President

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

Morgan Stanley Bank, N.A.,
as a Lender
By:        /s/ Alice Lee
    Name: Alice Lee
    Title: Authorized Signatory

SUNTRUST BANK,
as a Lender
By:        /s/ Dana Dhaliwal
    Name: Dana Dhaliwal
    Title: Director

BARCLAYS BANK PLC,
as a Lender
By:        /s/ Lisa Minigh
    Name: Lisa Minigh
    Title: Assistant Vice President

The Toronto Dominion Bank,
as a Lender
By:        /s/ Nigel Sharpley
    Name: Nigel Sharpley
    Title: Senior Manager, TD Commercial Bank

By:        /s/ Damian Savelli
    Name: Damian Savelli
    Title: Credit Manager, TD Commercial Bank

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

Canadian Imperial Bank of Commerce,
as a Lender
By:        /s/ Jordan Spellman
    Name: Jordan Spellman
    Title: Director
By:        /s/ Ben Fallico
    Name: Ben Fallico
    Title: Executive Director

HSBC Bank Canada,
as a Lender
By:        /s/ Andrew Sclater
    Name: Andrew Sclater
    Title: Global Relationship Manager
By:        /s/ Amber Bansal
    Name: Amber Bansal
    Title: Vice President

Mizuho Corporate Bank, Ltd.,
as a Lender
By:        /s/ Bertram H. Tang
    Name: Bertram H. Tang
    Title: Authorized Signatory

HSBC Bank USA, N.A.,
as a Lender
By:        /s/ David Reading
    Name: David Reading
    Title: Vice President

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

ICICI Bank Canada,
as a Lender.
By:        /s/ Arup Ganguly
    Name: Arupp Ganguly
    Title: VP, Corporate Banking
By:        /s/ Arup Ganguly
    Name: Sandeep Goel
    Title: VP & Chief Risk Officer

APIDOS CDO V,
as a Lender
By:    Its Investment Advisor Apidos Capital
    Management, LLC
By:        /s/ Vincent Ingato
    Name: Vincent Ingato
    Title: Portfolio Manager

APIDOS CINCO CDO,
as a Lender
By:    Its Investment Advisor Apidos Capital
    Management, LLC
By:        /s/ Vincent Ingato
    Name: Vincent Ingato
    Title: Portfolio Manager

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

APIDOS CLO VIII,
as a Lender
By:    Its Collateral Manager Apidos Capital
    Management, LLC
By:        /s/ Vincent Ingato
    Name: Vincent Ingato
    Title: Portfolio Manager

SAN GABRIEL CLO I LTD,
as a Lender
By:    Apidos Capital Management LLC
    On behalf of Resource Capital Asset Management
    (RCAM)
By:        /s/ Vincent Ingato
    Name: Vincent Ingato
    Title: Portfolio Manager

SIERRA CLO II LTD,
as a Lender
By:    Apidos Capital Management LLC
    On behalf of Resource Capital Asset Management
    (RCAM)
By:        /s/ Vincent Ingato
    Name: Vincent Ingato
    Title: Portfolio Manager

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

SHASTA CLO I LTD,
as a Lender
By:    Apidos Capital Management LLC
    On behalf of Resource Capital Asset Management
    (RCAM)
By:        /s/ Vincent Ingato
    Name: Vincent Ingato
    Title: Portfolio Manager

Apollo Credit Senior Loan Fund, LP,
as a Lender
By: Apollo Credit Advisors II, LLC, its general     partner
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President

Apollo / JH Loan Portfolio, L.P.,
as a Lender
By: Apollo Credit Management II, L.P., its investment partner

By: Apollo Credit Management II, LLC., its general partner
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

Neptune Finance CCS, Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President

Gulf Stream - Sextant CLO 2007-1,Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President
Gulf Stream - Sextant CLO 2006-1,Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

Gulf Stream – Rashinban CLO 2006-I, Ltd.    ,
as a Lender
By: Gulf Stream Asset Management LLC
As Collateral Manager
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President

Gulf Stream - Compass CLO 2007, Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC
As Collateral Manager
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President

Gulf Stream - Compass CLO 2005-II, Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

Gulf Stream - Compass CLO 2005-I, Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC As Collateral Manager
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President

ALM VI, Ltd.,
By: Apollo Credit Management (CLO), LLC, as Collateral Manager
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President

Apollo Senior Floating Rate Fund Inc.,
as a Lender
By: Account 631203
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Vice President
BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.
By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC,
Its Investment Advisor,
as a Lender

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

By:        /s/ Michael Abatemarco
    Name: Michael Abatemarco
    Title: Associate

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

Cathay Bank,
as a Lender.
By:        /s/ Nancy A. Moore
    Name: Nancy A. Moore
    Title: Senior Vice President

COA Caerus CLO Ltd.,
as Lender
By: FS COA Management LLC, as Portfolio Manager
By:        /s/ David Nadeau
    Name: David Nadeau
    Title: Partner

Credit Opportunity Associates II, L.P.,
as Lender
By: FSW Partners, LLC as Investment Manager
By:        /s/ David Nadeau
    Name: David Nadeau
    Title: Partner

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

Deutsche Bank AG New York Branch
By: DB Services New Jersey, Inc.,
as a Lender
By:        /s/ Christine LaMonaca
    Name: Christine LaMonaca
    Title: Assistant Vice President
By:        /s/ Deirdre Casario
    Name: Deirdre Cesario
    Title: Assistant Vice President

Fraser Sullivan CLO VI Ltd.
By: FS COA Management, LLC, as Portfolio Manager
By:        /s/ David Nadeau
    Name: Christine LaMonaca
    Title: Partner

Greywolf CLO I, Ltd
By: Greywolf Capital Management LP, its Investment Manager
By:        /s/ Robert Miller
    Name: Robert Miller
    Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

LeverageSource V S.A.R.L., as Lender
By:        /s/ Joe Moroney
    Name: Joe Moroney
    Title: Class A Manager
By:        /s/ Laurent Ricci
    Name: Laurent Ricci
    Title: Class B Manager

ACE Tempest Reinsurance Ltd., as Lender
By: Oaktree Capital Management, L.P. Its: Investment Manager
By:        /s/ Francis Giacalone
    Name: Francis Giacalone
    Title: Managing Director
By:        /s/ Desmund Shirazi
    Name: Desmund Shirazi
    Title: Managing Director

Arch Investment Holdings IV Ltd., as Lender
By: Oaktree Capital Management, L.P. Its: Investment Manager
By:        /s/ Francoise Giacalone
    Name: Francoise Giacalone
    Title: Managing Director
By:        /s/ Desmund Shirazi
    Name: Desmund Shirazi
    Title: Managing Director

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

The Public School Retirement System of Missouri, as Lender
By: Oaktree Capital Management, L.P. Its: Investment Manager
By:        /s/ Francoise Giacalone
    Name: Francoise Giacalone
    Title: Managing Director
By:        /s/ Desmund Shirazi
    Name: Desmund Shirazi
    Title: Managing Director

The Public Education Employee Retirement System of Missouri, as Lender
By: Oaktree Capital Management, L.P. Its: Investment Manager
By:        /s/ Francoise Giacalone
    Name: Francoise Giacalone
    Title: Managing Director
By:        /s/ Desmund Shirazi
    Name: Desmund Shirazi
    Title: Managing Director

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

Oaktree Senior Loan Fund, L.P., as Lender
By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner
By: Oaktree Fund GP IIA, LLC Its: General Partner,
By: Oaktree Fund GP II, L.P. Its: Managing Director
By:        /s/ Francoise Giacalone
    Name: Francoise Giacalone
    Title: Authorized Signatory
By:        /s/ Desmund Shirazi
    Name: Desmund Shirazi
    Title: Authorized Signatory

PUTNAM FLOATING RATE INCOME FUND
By:        /s/ Beth Mazor
    Name: Beth Mazor
    Title: V.P.

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

RAYMOND JAMES BANK, N.A., as Lender
By:        /s/ Kathy Bennett
    Name: Kathy Bennett
    Title: VP

Sumitomo Mitsui Banking Corporation, as a Lender
By:        /s/ David W. Kee
    Name: David W. Kee
    Title: Managing Director

Evergreen CBNA Loan Funding LLC, as a Lender
By:        /s/ Malia Baynes
    Name: Malia Baynes
    Title: Attorney-In-Fact

DOUBLE HAUL TRADING, LLC, as a Lender
By: Sun Trust Bank, its Manager
By:        /s/ Douglas Weltz
    Name: Douglas Weltz
    Title: Vice President

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

Nash Point CLO
By: Sankaty Advisors LLC, as Collateral Manager
By:        /s/ Andrew S. Viens
    Name: Andrew S. Viens
    Title: Sr. Vice President of Operations

Qantas Superannuation Plan
By: Sankaty Advisors, LLC as Investment Manager
By:        /s/ Andrew S. Viens
    Name: Andrew S. Viens
    Title: Sr. Vice President of Operations

Race Point IV CLO, Ltd.
By: Sankaty Advisors, LLC as Collateral Manager
By:        /s/ Andrew S. Viens
    Name: Andrew S. Viens
    Title: Sr. Vice President of Operations

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]

WellPoint, Inc.
By:        /s/ Andrew S. Viens
    Name: Andrew S. Viens
    Title: Sr. Vice President of Operations

TETON FUNDING, LLC, as Lender
By: SunTrust Bank, its Manager
By:        /s/ Douglas Weltz
    Name: Douglas Weltz
    Title: Vice President

J.P Morgan Whitefriars Inc., as Lender
By:        Virginia R. Conway
    Name: Virginia R. Conway
    Title: Attorney-In-Fact

FSC VII Loan Funding (CBNA) LLC, as a Lender
By: Citibank, N.A.
By:        Paul Plank
    Name: Paul Plank
    Title: Director

[Signature Page to Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement]